Exhibit 10.3

It is the responsibility of any investor purchasing these securities to satisfy itself as to full observance of the laws of any relevant territory outside the United States in connection with any such purchase, including obtaining any required governmental or other consents or observing any other applicable requirements. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

Determine, Inc.

Common Stock

SUBSCRIPTION AND INVESTMENT REPRESENTATION AGREEMENT

THIS AGREEMENT is dated as of the date set forth on the signature page of this Agreement by and between Determine, Inc., a Delaware corporation (the “Company”), and the undersigned subscribers (the “Subscribers”). In consideration of the mutual promises contained herein, and other good and valuable consideration, the parties hereto agree as follows:

1.           Agreement of Sale. The Company agrees to sell to Subscribers, and Subscribers agree to acquire from the Company, that number of shares the Company’s common stock set forth in Schedule I next to each Subscriber’s name (the “Securities”). The purchase price will be paid by the Subscribers by the Subscribers acceptance of the Company’s request to convert a portion of the notes issued to Subscribers in March 2015 (the “Notes”) into the Company’s common stock pursuant to the terms of the Notes as set forth in Schedule I and for other good an valuable consideration, the receipt and sufficiency of which is hereby acknowledged. Execution of this agreement shall constitute each Subscriber’s request to convert the portion of the Notes set forth in Schedule I. pursuant to the terms of the Notes. Securities issued pursuant to the Agreement shall be subject to the same registration rights as Securities issuable upon conversion of the Notes.

2.           Representations and Warranties of Each Subscriber. In consideration of the Company’s offer to sell the Securities, each Subscriber hereby represents and warrants to the Company as follows:

a.           Information About the Company.

i.     Subscriber has reviewed the Company’s public filings with the U.S. Securities and Exchange Commission, including the risk factors described therein.

ii.     Subscriber has had an opportunity to ask questions of, and receive answers from, the Company concerning the business, management and financial affairs of the Company and the terms and conditions of the purchase of the Securities contemplated hereby. Subscriber has had an opportunity to obtain, and has received, any additional information deemed necessary by the Subscriber to verify such information in order to form a decision concerning an investment in the Company.

iii.     Subscriber has been advised to seek legal counsel and financial advice concerning Subscriber’s investment in the Company.

b.           Restrictions on Transfer. Subscriber represents and warrants that the Securities are being purchased for Subscriber’s own account and for Subscriber’s investment and without the intention of reselling or redistributing the same, that Subscriber has made no agreement with others regarding any of such Securities and that Subscriber’s financial condition is such that it is not likely that it will be necessary to dispose of any of the Securities in the foreseeable future. Subscriber is aware that, in the view of the Securities and Exchange Commission, a purchase of the Securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Securities and for which the Securities were pledged as security, would represent an intent inconsistent with the representations set forth above. Subscriber understands that the Securities have not been registered under the Securities Act of 1933, as amended, or any state or foreign securities laws in reliance on exemptions from registration under both such acts, and that, accordingly, the Securities may not be resold by the undersigned unless they are registered under both the Securities Act of 1933, as amended, and applicable state or foreign securities laws or are sold in transactions which are exempt from such registration. Subscriber therefore agrees not to sell, assign, transfer or otherwise dispose of the Securities unless a registration statement relating thereto has been duly filed and become effective under the Securities Act of 1933, as amended, and applicable state or foreign securities laws, or unless in the opinion of counsel satisfactory to the Company no such registration is required under the circumstances.

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c.           High Degree of Risk. Subscriber realizes that an investment in the Securities involves a high degree of risk, including the risks of receiving no return on the investment and of losing Subscriber’s entire investment in the Company. Subscriber is able to bear the economic risk of investment in the Securities, including the total loss of such investment. The Company can make no assurance regarding its future financial performance or as to the future profitability of the Company.

d.           Suitability. Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Securities. Subscriber has obtained, to the extent deemed necessary, Subscriber’s own personal professional advice with respect to the risks inherent in, and the suitability of, an investment in the Securities in light of Subscriber’s financial condition and investment needs. Subscriber believes that the investment in the Securities is suitable for Subscriber based upon Subscriber’s investment objectives and financial needs, and Subscriber has adequate means for providing for Subscriber’s current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities. Subscriber understands that no federal or state agency has made any finding or determination as to the fairness for investment, nor any recommendation or endorsement, of the Securities.

e.           Tax Liability. Subscriber has reviewed with Subscriber’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement, and has and will rely solely on such advisors and not on any statements or representations of the Company or any of its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Under penalties of perjury, Subscriber certifies that (a) the number shown on the signature page below is Subscriber’s correct social security or taxpayer identification number and (b) Subscriber is not subject to back-up withholding either because Subscriber has not been notified that Subscriber is subject to back-up withholding as a result of a failure to report all interest and dividends, or because the Internal Revenue Service has notified Subscriber that Subscriber is no longer subject to back-up withholding.

e.           Residence. Subscriber’s principal residence or business address, and the location where the securities are being purchased, is Subscriber’s address listed below.

f.           Limitation Regarding Representations. Except as set forth in this Agreement, no representations or warranties have been made to Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, Subscriber is not relying on any information, other than that contained herein and the results of independent investigation by Subscriber. Subscriber agrees it is not relying on any oral or written information not expressly included in this Agreement, meaning Subscriber is not relying on information that has been provided by the Company, its directors, its officers or any affiliate of any of the foregoing.

g.           Authority.

i.           Entity. If the undersigned is not an individual but an entity, the individual signing on behalf of such entity and the entity jointly and severally agree and certify that (a) the undersigned was not organized for the specific purpose of acquiring the Securities and (b) this Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

ii.          Individual. If the undersigned is an individual, the undersigned is of legal age.

3.            Legend. Each Subscriber consents to the inscription on the certificate or certificates representing the Securities of the following legend reciting the above restrictions on the transferability of the Securities:

The Securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and have not been registered under any state securities laws. These Securities may not be sold, offered for sale or transferred without first obtaining (i) an opinion of counsel satisfactory to the Company that such sale or transfer lawfully is exempt from registration under the Securities Act and under the applicable state securities laws or (ii) such registration.

PARAGRAPH 4 IS REQUIRED IN CONNECTION WITH THE EXEMPTIONS FROM THE SECURITIES ACT AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF THE SECURITIES. ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL AND WILL BE REVIEWED ONLY BY THE COMPANY AND ITS COUNSEL. THE UNDERSIGNED AGREES TO FURNISH ANY ADDITIONAL INFORMATION THAT THE Company AND ITS COUNSEL DEEM NECESSARY TO VERIFY THE RESPONSES SET FORTH BELOW.

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4.     Accredited Status. Each Subscriber represents that it does qualify as an “accredited investor” as that term is defined in Regulation D under the Securities Act because the undersigned satisfies the criteria indicated on the signature page hereto. Each Subscriber further represents and warrants that the information provided under the heading “Accredited Investor Status” on the signature page to this Agreement is true and correct. The information provided under this section is required in connection with the exemptions from the Securities Act and state securities laws being relied on by the Company with respect to the offer and sale of the Securities. The undersigned agrees to furnish any additional information which the Company or its legal counsel deem necessary in order to verify the responses set forth above.

5.     Holding Status. Each Subscriber desires that the Securities be held as set forth on the signature page hereto.

6.     Confidentiality. Each Subscriber will make no written or other public disclosures regarding the Company and its business, the terms or existence of the proposed sale of Securities or regarding the parties to the proposed sale of Securities to any individual or organization without the prior written consent of the Company, except as may be required by law.

7.     Notice. Correspondence regarding the Securities should be directed to the Subscribers at the address printed below. Each Subscriber is a bona fide resident of the state listed below.

8.     No Assignment or Revocation; Binding Effect. Neither this Agreement, nor any interest herein, shall be assignable by any Subscriber without prior written consent of the Company. Each Subscriber hereby acknowledges and agrees that it is not entitled to cancel, terminate or revoke this Agreement and that it shall survive the death, incapacity or bankruptcy of Subscriber. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.

9.     Remedies. Each Subscriber acknowledges that the Company may not have an adequate remedy at law in the event of any breach of this Agreement by the Subscribers and, therefore, the Company will be entitled, in addition to any other available remedies, to injunctive and/or other equitable relief to prevent or remedy a breach of this Agreement and to attorneys’ fees and other costs incurred by the Company in commencing suit or taking other action to enforce the terms and conditions of this Agreement.

10.     Modifications. This Agreement may not be changed, modified, released, discharged, abandoned or otherwise amended, in whole or in part, except by an instrument in writing, signed by the Subscribers and the Company. No delay or failure of the Company in exercising any right under this Agreement will be deemed to constitute a waiver of such right or of any other rights.

11.     Entire Agreement. This Agreement and the exhibits hereto are the entire agreement between the parties with respect to the subject matter hereto and thereto. This Agreement, including the exhibits, supersede any previous oral or written communications, representations, understandings or agreements with the Company or with any officers or representatives of the Company.

12.     Severability. In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable in any jurisdiction, such paragraph or provision shall, as to that jurisdiction, be adjusted and reformed, if possible, in order to achieve the intent of the parties, and if such paragraph or provision cannot be adjusted and reformed, such paragraph or provision shall, for the purposes of that jurisdiction be voided and severed from this Agreement, and the entire Agreement shall not fail on account thereof but shall otherwise remain in full force and effect.

13.     Governing Law. This Agreement shall be governed by, subject to, and construed in accordance with the laws of the State of Delaware without regard to conflict of law principles.

14.     Employment Status/Subsequent Employment. NOTHING IN THIS AGREEMENT WILL GIVE ANY SUBSCRIBER ANY RIGHT TO EITHER EMPLOYMENT OR CONTINUED EMPLOYMENT WITH THE COMPANY OR IN ANY WAY CHANGE ANY EMPLOYMENT STATUS OF SUBSCRIBER.

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15.     Survival of Representations and Warranties; Indemnification. Each Subscriber understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Securities, and further agrees to indemnify and hold harmless the Company and each current and future officer, director, employee, agent and shareholder of the Company from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

[Remainder of page left blank intentionally – signature page follows]

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Schedule I

Subscriber	Conversion Amount	Securities
Lloyd I. Miller Trust A-4	$324,395.00	72,847
Lloyd I. Miller, III – Individual	324,395.00	72,847
MILFAM II, L.P.	324,392.50	72,846
Total	973,182.50	218,540

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For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Subscriber hereby agrees that by signing this Subscription and Investment Representation Agreement, and upon acceptance hereof by the Company, that the terms, provisions, obligations and agreements of this Agreement shall be binding upon Subscriber.

INDIVIDUAL(S):	ENTITIES:

Print Name:	Entity Name

Address:
By:
Name:
Its:
Social Security Number:

Date: June 21, 2017

Number of Shares Purchased:

The Subscriber desires that the Securities be held as follows (check one):
☐ Individual Ownership	☐ Corporation*
☐ Community Property	☐ Trust*
☐ Jt. Tenant with Right of Survivorship	☐ Limited Liability Company*
(both parties must sign)	☐ Partnership*
☐ Tenants in Common	☐ Other (please describe):
* If Securities are being subscribed for by an entity, Exhibit B to this agreement must also be completed.

The Company hereby accepts the subscription evidenced by this Subscription and Investment Representation Agreement:

Date: June 21, 2017 (which date shall be the effective date of this Agreement)	Determine, Inc.

By: Name: Title:

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ACCREDITED INVESTOR CRITERIA
[Mark as applicable]

______

The undersigned is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. In calculating net worth, you may include equity in personal property and real estate (excluding your principal residence), cash, short term investments, stock and securities. Indebtedness that is secured by your primary residence up to the estimated fair market value of the residence shall not be included as a liability unless it exceeds the amount outstanding 60 days before the date of this agreement other than as a result of acquisition of your primary residence. Indebtedness secured by your primary residence in excess of the fair market value of the residence shall be included as a liability.

______	The undersigned is an individual that had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

______

The undersigned is an individual that had with his or her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

______	The undersigned is a director or executive officer of the Company.

______	The undersigned is an entity, and is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. This representation is based on the following (check one or more, as applicable):

_____	The undersigned is an entity in which all equity owners are accredited investors. (If relying on this category alone, each equity owner must complete a separate copy of this Agreement.)

_____

The undersigned (or, in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Securities Act acting either in its individual or fiduciary capacity.

_____	The undersigned is an insurance company as defined in Section 2(13) of the Securities Act.

_____	The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Securities Act.

_____	The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_____	The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either (check one or more, as applicable):

_____     the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Securities Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

_____ the employee benefit plan has total assets in excess of $5,000,000; or

_____ the plan is a self-directed plan with investment decisions made solely by persons who are “Accredited Investors” as defined under the Securities Act.

_____	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____	The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring Securities and is one or more of the following (check one or more, as applicable):

_____	an organization described in Section 501(c)(3) of the Internal Revenue Code; or

_____	a corporation; or

_____	a Massachusetts or similar business trust; or

_____	a partnership.

_____

The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring Securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of the investment in the Securities.

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